SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2004

PILGRIM’S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 South Texas Street Pittsburg, Texas	75686-0093
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (903) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 7, 2004, Grupo Pilgrim's Pride Funding S. de R.L. de C.V., a subsidiary of Pilgrim's Pride Corporation, entered into an amendment to its credit agreement with Comerica Bank and Comerica Bank Mexico, S.A., Institution De Banca Multiple. Pursuant to the amendment, the maturity date of the credit facility was extended from September 7, 2004 to December 7, 2004.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits

Exhibit
Number  Description

10.1         Fifth Amendment to Revolving Credit Agreement made as of September 7, 2001, by and among Grupo Pilgrim’s Pride Funding S. de R.L. de C.V., Comerica Bank and Comerica Bank Mexico, S.A., Institucion de Banca Multiple dated as of September 7, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       PILGRIM'S PRIDE CORPORATION

Date: September 10, 2004                                                                           By: /s/ Richard A. Cogdill
                                                                             Richard A. Cogdill
                                                                    Executive Vice President, Chief Financial Officer,
                                                                  Secretary and Treasurer

Exhibit Index
Exhibit
Number   Description

10.1         Fifth Amendment to Revolving Credit Agreement made as of September 7, 2001, by and among Grupo Pilgrim’s Pride Funding S. de R.L. de C.V., Comerica Bank and Comerica Bank Mexico, S.A., Institucion de Banca Multiple dated as of September 7, 2004.

Exhibit 10.1

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

This Amendment is entered into as of the 7th day of September, 2004, by and between GRUPO PILGRIM’S PRIDE FUNDING S. de R.L. de C.V., a Sociedad de Responsabilidad Limitada de Capital Variable duly organized and validly existing under the laws of the United Mexican States ("Mexico"), having its corporate domicile in Queretaro, Mexico ("Company" or "Borrower"), COMERICA BANK ("Comerica"), a banking corporation duly organized and validly existing under the laws of the State of Michigan, of Detroit, Michigan and COMERICA BANK MEXICO, S.A., INSTITUCIÓN DE BANCA M#@*#218;LTIPLE a banking institution organized and existing under the laws of Mexico ("CBM;" collectively with Comerica, the "Bank").

Recitals:

A.    On or about September 7, 2001, the parties entered into a certain Revolving Credit Agreement, as same has been amended from time to time (the "Loan Agreement").

B.    The parties desire to amend the Loan Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the parties agree as follows:

1.    The definition of "Maturity Date" set forth in Article I of the Loan Agreement shall be deleted in its entirety and replaced with the following:

""Maturity Date" shall mean December 7, 2004."

2.    Except as expressly provided in this Amendment, the parties acknowledge that the Loan Agreement is in full force and effect and Borrower acknowledges that there are no defenses or setoffs to any of Borrower’s obligations under the Loan Agreement as of the date hereof.

3.    Borrower certifies that no default or Event of Default (as defined in the Loan Agreement) has occurred and is continuing.

4.    Borrower and Guarantors (as defined in the Loan Agreement) represent and warrant that each of its authority documents (as identified in Section 4.2 and 4.3 of the Loan Agreement) delivered to Bank in connection with the Loan Agreement, are in full force and effect.

5.    If any provision of this Amendment shall be held invalid or unenforceable, such invalidity or unenforceability shall affect only such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Amendment, and this Amendment shall be enforced as if any such invalid or unenforceable provision were not contained herein.

6.    Except as specifically amended hereby, the Loan Agreement shall remain unchanged and shall be in full force and effect, enforceable in accordance with its terms.

7. Capitalized terms not defined herein, shall have the meaning(s) set forth in the Loan Agreement. [signatures on the following page]

WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK                        GRUPO PILGRIM’S PRIDE FUNDING, S.
               de RL, de C.V.

By: /s/ Orlando Velez       By: /s/ Richard A. Cogdill
Its: Vice President            Its:  Attorney-In-Fact
                                                                               Richard A. Cogdill

    By: /s/ Alejandro Mann
International Dept. - Latin Group                                            Its:  Attorney-In-Fact
500 Woodward Ave.                                                                   Avenida 5 de Febrero No. 1408
Detroit, Michigan 48226-3330                                   Queretaro, Queretaro, Mexico
Facsimile: __________________                              Facsimile: 011 52 442 238-3565
                                                                                       Attn: Alejandro Mann

Comerica Bank Mexico, S.A.

By: /s/ Orlando Velez

Its: Apoderado

Edificio Forum
Andres Bello #10, Piso 17
Colonia Chapultepec Polanco
Mexico, D.F. 11560
Facsimile: 011-52-555-279-7318

ACKNOWLEDGEMENT

The undersigned, Guarantors and Credit Parties hereby: (i) acknowledge and consent to the execution, delivery and performance of this Amendment; (ii) confirm the truth and validity of the representations and warranties set forth herein, to the extent such representations and warranties pertain to the undersigned, respectively; (iii) ratify and agree to perform the covenants and agreements set forth in this Amendment, to the extent such covenants and agreements specifically pertain to the undersigned, respectively; and (iv) acknowledge and reaffirm the obligations under any Guaranty or guaranty agreement (fianza solidaria) given by it to the Bank in connection with the Loan Agreement, as amended.

GRUPO PILGRIM’S PRIDE FUNDING	COMERCIALIZADORA DE CARNES DE
HOLDINGS, S. de R.L. de C.V.	MEXICO, S.A. de C.V. formerly known as AVICOLA PILGRIM’S PRIDE de MEXICO, S.A. de C.V.

By: /s/ Richard A. Cogdill              By: /s/ Richard A. Cogdill

Its:  Attorney-In-Fact                                 Its:  Attorney-In-Fact

By: /s/ Alejandro Mann                              By: /s/ Alejandro Mann

Its:  Attorney-In-Fact                                 Its:  Attorney-In-Fact

Address: Same as Borrower                      Address: Same as Borrower

PILGRIM’S PRIDE, S.A. de C.V.           PILGRIM’S PRIDE CORPORATION

By: /s/ Richard A. Cogdill                          By: /s/ Richard A. Cogdill

Its:  Attorney-In-Fact                                Its: CFO
                               Address:
By: /s/ Alejandro Mann                             110 South Texas Street
                                                        Pittsburg, Texas 75686
Its:    Attorney-In-Fact            Facsimile: 001 903 856 7505
Address: Same as Borrower                                                         Attn: Rick Cogdill

[acknowledgement continued on the following page]

INCUBADORA HIDALGO, S.A. de C.V.                                                     SERVICIOS ADMINISTRATIVOS
                                                         PILGRIMS PRIDE, S.A.  de C.V.

By: /s/ Richard A. Cogdill                           By: /s/ Richard A. Cogdill

Its: Attorney-In-Fact                                   Its: Attorney-In-Fact

By: /s/ Alejandro Mann                               By: /s/ Alejandro Mann

Its: Attorney-In-Fact                                   Its: Attorney-In-Fact